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                                                                    Exhibit 3.45
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               State of Tennessee                                                                       For Office Use Only
                  [State Seal]
              Department of State
               Corporate Filings                                  C H A R T E R
            312 Eighth Avenue North                          (For-Profit Corporation)
     6th Floor, William R. Snodgrass Tower
              Nashville, TN 37243
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The undersigned acting as incorporator(s) of a for-profit corporation under the provisions of the Tennessee Business Corporation act adopts the following Articles of Incorporation
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1.   The name of the corporation is:

_________________________________________________________________________________________________________________________________
     [NOTE:  Pursuant to Tennessee Code Annotatedss. 48-14-101(a)(1), each corporation name must contain the words corporation, incorporated, or company or the abbreviation corp., inc., or  co.]
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2.   The number of shares of stock the corporation is authorized to issue is:
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3.   The name and complete address of the corporation's initial registered agent and office located in the State of Tennessee is:

_________________________________________________________________________________________________________________________________
     (Name)

_________________________________________________________________________________________________________________________________
     (Street Address)                                         (City)                                      (State/Zip Code)

__________________________________________________________
                           (County)
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4.   List the name and complete address of each incorporator:


_________________________________________________________________________________________________________________________________
     (Name)                                          (Include:  Street Address, City, State and Zip Code)

_________________________________________________________________________________________________________________________________
     (Name)                                          (Include:  Street Address, City, State and Zip Code)

_________________________________________________________________________________________________________________________________
     (Name)                                          (Include:  Street Address, City, State and Zip Code)
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5.   The complete address of the corporation's principal office is:

_________________________________________________________________________________________________________________________________
     (Street Address)                                         (City)                                      (State/Zip Code)
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6.   The corporation is for profit.
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7.   If the document is not to be effective upon filing by the Secretary of State, the delayed effective date and time are:

     Date: _______________________ , ______________________ , Time ________________________ (Not to exceed 90 days.)
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8.   Other provisions:


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     _____________________________                            __________________________________________________________________
     Signature Date                                           Incorporator's Signature

                                                              __________________________________________________________________
                                                              Incorporator's Name (typed or printed)

     SS-4417 (Rev. 2/02)                             Filing Fee:  $100                                             RDA 1678
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